INVESTMENT	12 Months Ended
Dec. 31, 2022
Investment
INVESTMENT

17. INVESTMENT

In April 2013, the Company entered into a purchase and sale agreement with a Mexican gaming company, whereby the Company agreed to purchase a royalty revenue stream of an amount the greater of 10% of the net profits or 5% of the gross revenues of the Mexican land-based casino for a purchase price of $800,000. As at December 31, 2014, the Company assessed the fair value of the investment and recorded impairment of $799,999 on the investment due to nominal royalty payments received up to that date. On December 31, 2021, the Company received confirmation that the purchase and sale agreement with the Mexican gaming company has been terminated and is of no further effect. Accordingly, the Company recorded an impairment loss of $1 as at December 31, 2021.